FINANCIAL ASSETS AND FINANCIAL LIABILITIES	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL ASSETS AND FINANCIAL LIABILITIES	FINANCIAL ASSETS AND FINANCIAL LIABILITIES
11(a)    Other financial assets and liabilities

	As of December 31,
	2023	2022
	US$’000	US$’000
Financial assets at fair value through other comprehensive income
Equity instrument (Note 11(d))	2,902	1,553
	2,902	1,553
Financial assets at fair value through profit or loss
Foreign exchange forward contracts (Note 11(c))	307	39
	307	39
(i)Financial assets and liabilities at fair value through profit or loss
Financial assets and liabilities at fair value through profit or loss reflect the changes in fair value of those foreign exchange forward contracts that are not designated in hedge relationships, but are intended to reduce the level of foreign currency risk for expected sales and purchase transactions.
(ii)Financial assets at fair value through other comprehensive income - unquoted equity instrument
Our Company holds unquoted equity instruments in Thai Metal Processing Co., Ltd., which is engaged in the fabrication of copper rods, and Leijyu Co., Ltd., which is engaged in the development of a renewable energy power generation system. These equity investments are strategically held for long-term purposes and are not expected to be sold in the short to medium term.
During the years ended December 31, 2023, 2022, and 2021, our Company received dividends of $97, $97, and $106, respectively, from investments held at the end of the reporting period. These dividends were recorded in other income (Note 7(f)) in the consolidated income statements.
11(b)    Interest-bearing loans and borrowings
Under the line of credit arrangements for short-term debt with our Company’s banks, our Company may borrow up to approximately $263,981 and $254,851 as of December 31, 2023 and 2022, respectively, on such terms as our Company and the banks may mutually agree upon. These arrangements do not have termination dates but are reviewed annually for renewal. As of December 31, 2023 and 2022, the unused portion of the credit lines was approximately $187,752 and $162,074, respectively, which included unused letters of credit amounting to $83,926 and $84,586, respectively.
Letters of credit are issued by our Company in the ordinary course of business through major financial institutions as required by certain vendor contracts. As of December 31, 2023 and 2022, our Company had open letters of credit amounting to $38,179 and $38,256, respectively. Liabilities relating to the opened letters of credit are included in current liabilities.
Certain of our loan agreements contain covenants that, if violated, could result in the obligations under these agreements becoming due prior to the originally scheduled maturity dates. Our Company was in compliance with these covenants requirements as of December 31, 2023 and 2022.
Interest bearing loans and borrowings are including current portion $53,737 and $45,576 as of December 31, 2023 and 2022, respectively.

	As of December 31,
	2023				2022
	Interest rate	Maturity	Local currency		Interest rate	Maturity	Local currency
	%		‘000	US$’000	%		‘000	US$’000
Interest-bearing loans and borrowings
Bank loans	4.94	Nov. 2024	AUD$4,543	3,104	4.94	Mar. 2044	AUD$4,589	3,113
Bank loans	—	—	—	—	4.50 ~ 4.90	Jul. 2023	RMB$30,100	4,321
Bank loans	5.11	Dec. 2024	SGD$6,000	4,551	5.42	Dec. 2023	SGD$6,000	4,470
Bank loans	7.27	Feb. 2024	THB$309,488	9,090	2.23	Feb. 2024	THB$312,602	9,100
Trust receipt	2.75 ~ 4.70	May 2024	THB$1,151,234	33,812	1.60 ~ 2.20	Jun. 2023	THB$1,133,838	33,006
Trust receipt	5.46 ~ 5.61	Apr. 2024	SGD$4,193	3,180	5.04 ~5.81	Apr. 2023	SGD$4,994	3,721
Total				53,737				57,731
11(c)    Hedging activities and derivatives
(i)Commodity price risk
Our Company purchases copper on an ongoing basis as its operating activities require a continuous supply of copper for manufacturing products. To reduce the exposures to copper shortage, our Company enters into purchase contracts with commitment of monthly minimum purchase at market prices for selected operating units. The majority of these transactions take the form of contracts that are entered into and continue to be held for the purpose of receipt or delivery of the copper based on our Company’s expected purchase, sale or usage requirements. Such purchase commitment contracts are not deemed financial instruments or derivatives. To date, these contract positions have not had a material effect on our Company’s financial position, results of operations, and cash flow.
(ii)Foreign currency risk
Our Company enters into foreign exchange forward contracts with the intention to reduce the foreign exchange risk of expected sales and purchase transactions. These contracts are entered into the periods consistent with foreign currency exposure of the underlying transaction, generally from one to 12 months. These contracts are not designated in hedge relationships, and are measured at fair value through profit or loss.
As of December 31, 2023 and 2022, our Company had outstanding forward contracts with notional amounts of $13.4 million and $10.5 million, respectively. The outstanding forward contracts at December 31, 2023 mature between January 13, 2024 and April 17, 2024, respectively. Our Company recognized gain (loss) on forward contracts as other income (expenses) – refer to Note 7(f).
The forward contract balance varies with the expected foreign currency transactions and changes in foreign exchange rate.

	2023		2022
	Assets	Liabilities	Assets	Liabilities
	US$’000	US$’000	US$’000	US$’000
Foreign currency forward contracts
Fair value	307	74	39	6
11(d)    Fair values
Set out below is a comparison of the carrying amounts and fair value of our Company’s financial instruments that are carried in the financial statements:

	Carrying amount		Fair value
	As of December 31,		As of December 31,
	2023	2022	2023	2022
	US$’000	US$’000	US$’000	US$’000
Financial assets-current
Financial assets at fair value through profit	307	39	307	39
Financial assets at amortized cost
Cash and cash equivalents	37,970	54,017	37,970	54,017
Trade receivables	104,955	81,982	104,955	81,982
Other receivables	1,670	2,397	1,670	2,397
Due from related parties	1,368	11,018	1,368	11,018
Financial assets-non-current
Financial assets at fair value through other comprehensive income	2,902	1,553	2,902	1,553
Financial assets at amortized cost
Long-term bank deposits*	1,454	1,354	1,454	1,354
Total	150,626	152,360	150,626	152,360

Financial liabilities-current
Liabilities at amortized cost
Interest-bearing loans and borrowings	53,737	45,576	53,737	45,576
Trade and other payables	51,743	39,891	51,743	39,891
Due to related parties	7,941	16,613	7,941	16,613
Accruals	15,250	21,218	15,250	21,218
Financial liabilities-non-current
Liabilities at amortized cost
Interest-bearing loans and borrowings	—	12,155	—	12,155
Total	128,671	135,453	128,671	135,453
*included in other non-current assets
(i)Methods and assumptions used to estimate fair value
The fair value of the financial assets and liabilities is included at the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The following methods and assumptions were used to estimate the fair values:
▶Due to the short-term nature of financial assets and liabilities, including cash and cash equivalents, trade receivables, other receivables, due from related parties, trade and other payables, due to related parties, and accruals, their carrying amounts are considered to approximate their fair value.
11(d)    Fair values (continued)
(i)Methods and assumptions used to estimate fair value (continued)
▶Fixed-rate and variable-rate receivables are evaluated by our Company based on parameters such as interest rates, specific country risk factors, individual creditworthiness of the customer and the risk characteristics of the financed project. Based on this evaluation, allowances were provided to account for the expected losses of these receivables. As of December 31, 2023 and 2022, the carrying amounts of such receivables, net of allowances, were not materially different from their calculated fair values.
▶Fixed rate long-term bank deposits and fixed rate and variable-rate borrowings are evaluated using discounted cash flows and the market rates or current rates for deposits of similar remaining maturities.
▶Fair value of financial liabilities at fair value through profit or loss - derivatives is derived from inputs other than quoted prices that are observable for the asset or liability.
▶Fair value of interest-bearing borrowings and loans are determined by using discounted cash flow method with discount rate that reflects the issuer’s borrowing rate as of the end of the reporting period. The non-performance risk as of December 31, 2023 was assessed to be insignificant.
(ii)Description of significant unobservable inputs to valuation

	Valuation technique	Significant unobservable inputs	Liquidity discount (2023 and 2022)	Sensitivity of the input to fair value
				2023	2022
Financial asset
Unquoted equity instrument	Market Approach Method	Liquidity Discount	30%	5% decrease in the discount would increase in fair value by $190	5% decrease in the discount would increase in fair value by $111
Our Company estimates the fair value of investment in equity instrument by using the market approach (market comparatives approach). The key in this method is the selection of quoted comparable companies and accommodate adjustments to bring the accounts of different companies into a broadly consistent framework for analysis. Then, select appropriate Indicators of Value. The followings should be taken into account:
▶Enterprise Value (EV) versus Market Capitalization;
▶Earnings-based: EBITDA +/or EBIT versus Net Earnings +/or Net Cash Flow
▶Balance Sheet based: Net Total Assets versus Shareholders Funds
Discount for the lack of liquidity to reflect the lesser liquidity of this equity instrument compared with those of its comparable public company peers. Our Company assessed the discount for the lack of liquidity to be 30 percent on the basis of relevant studies applicable in the region and industry as well as on the specific facts and circumstances of the equity instrument. The equity instrument’s finance performance is characterized by stable, consistent growth and profitability. Our Company believes the liquidity discount of 30% would be appropriate.
11(d)    Fair values (continued)
(ii)Description of significant unobservable inputs to valuation (continued)
Our Company carries the equity instrument as financial assets at fair value through other comprehensive income classified as level 3 in the fair value hierarchy. A reconciliation of the beginning and closing balances is summarized below:

	2023	2022
	US$’000	US$’000
At January 1	1,553	2,929
Acquisitions	240	—
Recognized in other comprehensive income/(loss)	1,104	(1,352)
Exchange difference on translation	5	(24)
At December 31	2,902	1,553